Common Stock and Convertible Preferred Stock	12 Months Ended
Dec. 31, 2020
Stockholders' Equity Note [Abstract]
Common Stock and Convertible Preferred Stock	Common Stock and Convertible Preferred Stock
Common stock
Each share of common stock entitles the holder to one vote on all matters submitted to a vote of the Company’s stockholders. Subject to preferences that may apply to any outstanding preferred stock, holders of common stock are entitled to receive ratably any dividends that the Company’s board of directors may declare out of funds legally available for that purpose on a non-cumulative
basis. No dividends had been declared through December 31, 2020.
Common stock warrants
As of December 31, 2020, there were 17,125 common stock warrants outstanding with a weighted average exercise price of $16.93 per share.